NEW YORK LIFE INVESTMENTS FUNDS
NEW YORK LIFE INVESTMENTS FUNDS TRUST

NYLI WMC Value Fund
NYLI Balanced Fund
(the “Funds”)

Supplement dated April 27, 2026 (“Supplement”) to the Summary Prospectuses, Prospectuses, and

Statement of Additional Information (“SAI”), each dated February 28, 2026, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectuses, Prospectuses and SAI.

Effective as of the close of business on December 31, 2026, Adam H. Illfelder will no longer serve as a portfolio manager of the Funds. All references to Mr. Illfelder will be deleted in their entirety from the Summary Prospectuses, Prospectuses and SAI at that time. Except for this change, each Fund’s portfolio management team will remain the same.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

REG-00129-04/26